UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
SAGA COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Kercheval Avenue Grosse Pointe Farms, MI (Address of Principal Executive Offices)	48236 (Zip Code)
Registrant’s telephone number, including area code: (313) 886-7070
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 28, 2009, Saga Communications, Inc. (“Saga” or the “Company”) filed a Certificate of Amendment to its Second Restated Certificate of Incorporation with the Delaware Secretary of State to effect the 1-for-4 reverse stock split of it Class A Common Stock and Class B Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued and instead, a fraction of a share shall be rounded up to one whole share. The Certificate of Amendment became effective at 11:59 p.m., Eastern Standard Time, on January 28, 2009. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Saga currently has eight (8) registration statements on Form S-8 that register the resale of its Class A Common Stock. The Securities and Exchange Commission (“SEC”) allows Saga to incorporate by reference future filings made with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within those registration statements. Information in Item 5.03 of this Form 8-K is therefore intended to be automatically incorporated into the outstanding Form S-8 registration statements, thereby amending them.
Any shares of our Class A Common Stock described in our registration statements, after adjustments for historical stock splits, shall be proportionately reduced (i.e., divided by 4) and the exercise price of any outstanding stock options under our plans proportionately increased (i.e., multiplied by 4) by the Reverse Stock Split. The following is a list of our registration statements, by SEC file number, that are amended by the filing of this Form 8-K:
•	Form S-8, File No. 333-125361, filed May 31, 2005

•	Form S-8; File No. 333-107686, filed August 5, 2003;

•	Form S-8; File No. 333-85535, filed August 19, 1999;

•	Form S-8; File No. 333-63321, filed September 14, 1998;

•	Form S-8; File No. 333-51837, filed May 5, 1998;

•	Form S-8, File No. 333-28611, filed June 6, 1997;

•	Form S-8, File No. 33-79366, filed May 24, 2994;

•	Form S-8, File No. 33-59424, filed March 5, 1993.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit No.	Description

3(a)(2)	Certificate of Amendment to the Second Certificate of Incorporation of Saga Communications, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Dated: January 29, 2009	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3(a)(2)	Certificate of Amendment to the Second Restated Certificate of Incorporation of Saga Communications, Inc.

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